SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 14, 2003


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



           Delaware                       1-9494                13-3228013
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                    Identification Number)


  727 Fifth Avenue, New York, New York                           10022
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000


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Item 7.  Financial Statements and Exhibits.

    (a)  Not Applicable

    (b)  Not Applicable

    (c)  Exhibits

         Exhibit No.               Exhibit

         99.1                      Press Release dated May 14, 2003


Item 9.  Regulation FD Disclosure. (Furnished under Item 12)

This Current report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583 that was issued on March 27, 2003. See "Item 12. Results of Operations and Financial Condition" below.

Item 12. Results of Operations and Financial Condition.

On May 14, 2003 the Company reported that its sales in the first quarter ended April 30, 2003 rose 14% due to growth in U.S. and international markets. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TIFFANY & CO.


                                      BY:  /s/ Patrick B. Dorsey
                                           _____________________________________
                                           Patrick B. Dorsey
                                           Senior Vice President, Secretary and
                                           General Counsel


Date: May 14, 2003

                                  EXHIBIT INDEX


Exhibit No.       Description

99.1 Press Release dated May 14, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.